UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ---------

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 15, 2002


                          COMMISSION FILE NO. 333-71213

                         MINNESOTA CORN PROCESSORS, LLC
             (Exact name of registrant as specified in its charter)

           COLORADO                                    41-1928467
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                  901 NORTH HIGHWAY 59, MARSHALL, MN 56258-2744
                    (Address of principal executive offices)

                                 (507) 537-2676
               (Registrant's telephone number including area code)






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ITEM 9.           REGULATION FD DISCLOSURE
                  A memo to the voting members of Minnesota Corn Processors, LLC was sent out on August 15, 2002 reminding them of meeting dates.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibits
                  99.1 Memo to voting members of Minnesota Corn Processors, LLC

















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          MINNESOTA CORN PROCESSORS, LLC





Dated: August 15, 2002

                                 By  /s/ Daniel H. Stacken
                                     ---------------------
                                     Daniel H. Stacken
                                     Vice President of Finance &
                                             Chief Financial Officer


















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